                          TRADEMARK SECURITY AGREEMENT


                  THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of February 27, 1997, is made by each of MIDCOM COMMUNICATIONS INC., a Washington corporation ("Midcom"), ADVAL, INC., an Oregon corporation ("AdVal"), ADVAL DATA CORPORATION, an Oregon corporation ("AdVal Data"), ADVANCED NETWORK DESIGN, a California corporation ("A.N.D."), CEL-TECH INTERNATIONAL CORP., a Washington corporation ("Cel-Tech"), and PACNET INC., a Washington corporation ("PacNet"; collectively, with Midcom, AdVal, AdVal Data, A.N.D., and Cel-Tech, the "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party").

                                    RECITALS


A. The Debtors and Secured Party have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to the Debtors, and each Debtor has granted to Secured Party a security interest in (among other things) all of the general intangibles of such Debtor.

                  B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, each Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.


                                   ASSIGNMENT

                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agrees in favor of Secured Party as follows:


1.       Definitions; Interpretation.

                  (a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involun tary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of any Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

                  "PTO" means the United States Patent and Trademark Office and any successor thereto.

                  "Secured Obligations" means all liabilities, obligations, or undertakings owing by each Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which any one or more of the Debtors is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "Trademark Collateral" has the meaning set forth in Section 2.

                  "Trademarks" has the meaning set forth in Section 2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

                  "United States" and "U.S." each mean the United States of America.

                           (b) Terms Defined in UCC. Where applicable and except
as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                           (c) Interpretation. In this Agreement, except to the
extent the context otherwise requires:

                                    (i) Any reference to a Section or a Schedule
         is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                                    (ii) The words "hereof," "herein," "hereto,"
         "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                                    (iii) The meaning of defined terms shall be
         equally applicable to both the singular and plural forms of the terms defined.

                                    (iv) The words "including," "includes" and
         "include" shall be deemed to be followed by the words "without limitation."

                                    (v) References to agreements and other
         contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                                    (vi) References to statutes or regulations
         are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                                    (vii) Any captions and headings are for
         convenience of reference only and shall not affect the construction of this Agreement.

                                    (viii) Capitalized words not otherwise
         defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                                    (ix) In the event of a direct conflict
between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of any Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

                  2.       Security Interest.

                           (a) Assignment and Grant of Security Interest. To
secure the payment and performance of the Secured Obligations, each Debtor hereby assigns, transfers, and conveys to Secured Party, and hereby grants a security interest to Secured Party in, all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising, and whether registered or unregistered (collectively, the "Trademark Collateral"):

                                    (i) all state (including common law),
         federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by that Debtor (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor is not an affiliate of a Debtor), and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of that Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                           (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                             (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of that Debtor's business symbolized by the Trademarks or associated therewith; and

                           (iv) all products and Proceeds of any and all of the foregoing.

                           (b) Continuing Security Interest. Each Debtor agrees
that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
Section 17.

                  3. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Each Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of each Debtor, or in the name of Secured Party or otherwise, without prior notice to or assent by that Debtor, and each Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as that Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Secured Party may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) after the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral (it being understood that so long as no Event of Default has occurred and is continuing, that Debtor may grant or issue licenses in the ordinary course of business with respect to the Trademark Collateral), and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17. To the extent Secured Party takes any action under this Section 3, Secured Party will endeavor in good faith to provide notice to the relevant Debtor of such action, but any failure of Secured Party to do so shall not result in any liability to Secured Party whatsoever unless and to the extent such failure arose from the willful misconduct, gross negligence, or bad faith of Secured Party.

                  4. Representations and Warranties. Each Debtor represents and warrants to Secured Party as follows:

                           (a) No Other Trademarks. Schedule A sets forth a true
and correct list of all of the existing Trademarks that currently are registered, or for which any currently pending application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. or foreign jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) or used by that Debtor.

                           (b) Trademarks Subsisting. Each of the Trademarks
listed in Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of that Debtor's knowledge, each of the Trademarks is valid and enforceable.

                           (c) Ownership of Trademark Collateral; No Violation.
(i) That Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on Schedule A hereto as owned by it, that Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, registered user agreements and covenants by that Debtor not to sue third persons, and (iii) with respect to any Trademarks for which that Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, that Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Trademark Collateral. To the best of that Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by that Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

                           (d) No Infringement. To the best of that Debtor's
knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

                           (e) Powers. That Debtor has the unqualified right,
power and authority to pledge and to grant to Secured Party a security interest in all of that Debtor's right, title, and interest in and to the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

                  5. Covenants. So long as any of the Secured Obligations remain unsatisfied, each Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents, and each Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks as to which that Debtor is a licensee.

                  6. Future Rights. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when any Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and that Debtor shall give to Secured Party prompt notice thereof. Each Debtor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured

Party in such future acquired Trademark Collateral. Each Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on that Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

                  7. Secured Party's Duties. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

                  8. Remedies. Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Each Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC
Section 9504. Each Debtor agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of any Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by any Debtor (or its successors, permitted assignees, or trustees in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event each Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, each Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

                  9. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Debtor and Secured Party and their respective successors and permitted assigns.

                  10. Notices. All notices and other communications hereunder to or from Secured Party or any Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

                  11. GOVERNING LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE ASSIGNMENT AND SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PROPERTY ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF CALIFORNIA LAW SHALL NOT BE DEEMED TO DEPRIVE SECURED PARTY OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

                           EACH DEBTOR AND SECURED PARTY HEREBY WAIVE
THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  12. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

                  13. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                  14. Counterparts. This Agreement may be executed in any number of coun terparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  15. Loan Agreement. Each Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

                  16. No Inconsistent Requirements. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor agrees that, subject to Section 1(c)(ix), all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                  17. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agree ment shall terminate and Secured Party shall execute and deliver such documents and instru ments and take such further action reasonably requested by the Debtors, at the Debtors' expense, as shall be necessary to evidence termination of the security interest granted by any Debtor to Secured Party hereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.


                                                     MIDCOM COMMUNICATIONS INC.,
                                                     a Washington corporation



                                                     By_________________________
                                                     Title:_____________________


                                                     ADVAL, INC.,
                                                     an Oregon corporation



                                                     By_________________________
                                                     Title:_____________________


                                                     ADVAL DATA CORPORATION,
                                                     an Oregon corporation



                                                     By_________________________
                                                     Title:_____________________

                                                   ADVANCED NETWORK DESIGN,
                                                   a California corporation



                                                   By_________________________
                                                   Title:_____________________


                                                   CEL-TECH INTERNATIONAL CORP.,
                                                   a Washington corporation



                                                   By_________________________
                                                   Title:_____________________


                                                   PACNET INC.,
                                                   a Washington corporation



                                                   By_________________________
                                                   Title:_____________________


                                                   FOOTHILL CAPITAL CORPORATION,
                                                   a California corporation


                                                   By_________________________
                                                   Title:_____________________

STATE OF CALIFORNIA                 )
                                    )  ss
COUNTY OF LOS ANGELES               )


          On April __, 1997, before me, ______________________________, Notary
Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                           WITNESS my hand and official seal.


                                            ____________________
                                            Signature

[SEAL]

STATE OF _________                  )
                                    )  ss
COUNTY OF __________                )


           On April __, 1997, before me, ______________________________, Notary
Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                            ____________________
                                            Signature
[SEAL]

                                   SCHEDULE A
                       to the Trademark Security Agreement

                         U.S. Trademarks of Each Debtor



                            Registration
Debtor   Registration No.      Date         Owner    Registered Mark
------   ----------------      ----         -----    ---------------





                                      A-1.

                                   SCHEDULE B
                       to the Trademark Security Agreement

                        Foreign Trademarks of Each Debtor


                                       Registration
Debtor   Country      Registration No.     Date        Owner    Registered Mark
------   -------      ----------------     ----        -----    ---------------


                                    - NONE -

                                      A-2.